[PHOTO]

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

Annual Report November 30, 1996

"We want
to go after
high
long-term
growth."



[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT TO TAKE ADVANTAGE OF THE SIGNIFICANT POTENTIAL FOR LONG-TERM GROWTH OFFERED BY COMPANIES THROUGHOUT THE WORLD.

                                     NEWS

                               BEAT THE AVERAGE

Cumulative Total Return for the
3-Year Period Ended 12/31/96:

Oppenheimer Quest
Global Value Fund, Inc.
Class A (at net asset value)(1)

45.21%

Lipper Global Average for 89 Global Funds for the 3-Year Period Ended 12/31/963

32.17%

HOW YOUR FUND IS MANAGED

By investing in both foreign and U.S. securities, Oppenheimer Quest Global Value Fund, Inc. seeks to lessen the risks normally associated with foreign investing. Using a proven investment strategy designed to identify stocks representing good value, the Fund seeks to provide long-term growth.

PERFORMANCE

Total returns for the 12 months ended 12/31/96 for Class A, B and C shares were 16.29%, 15.78% and 15.81%, respectively, without deducting sales charges.(1)

      Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 12/31/96 and since inception on 7/2/90 were 9.60%, 11.81% and 9.28%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 9/1/93 were 10.78% and 11.76%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 9/1/93 were 14.81% and 12.37%, respectively.(2)

OUTLOOK

"Our outlook is very positive. We plan to continue our investment style of seeking companies that create value through a strong competitive edge, strategic repositioning and reinvestment of cash flow to benefit shareholders."

                                           Pierre Daviron and Richard Glasebrook
                                                              Portfolio Managers
                                                               November 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's Sub-Adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95). Class B and C shares are subject to an annual .75% asset-based sales charge and Class A shares are subject to an annual .25% asset-based sales charge.

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/2/90. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different total returns is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Quest Global Value Fund, Inc. is characterized by Lipper as a global fund. Lipper performance is based on total return and does not take sales charges into account.


2        Oppenheimer Quest Global Value Fund, Inc.

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer Quest
Global Value Fund, Inc.

DEAR SHAREHOLDER,

While most of the world's markets have lagged the amazing growth of domestic stocks this year, we believe the time is right for them to catch up. This belief, coupled with the strong though at times unpredictable performance of the U.S. market over this past year, makes a compelling case for global funds, which typically invest in a combination of domestic and foreign securities.

      Over the past six months, the U.S. stock market has shown investors just how resilient it can be. During this summer, the Dow declined nearly 10%, only to soar to record highs in the fall. As a result, stock valuations are now high, indicating that this bull market could be nearing the top of the mountain. However, due to solid corporate profits, low inflation, and stabilized interest rates, we remain optimistic that this market has enough strength to advance through 1997.

      While we've been pleased with earnings in the U.S. market, we believe now is the time to focus on good opportunities abroad. Why? Analysts estimate earnings in North America for 1996 will be up about 8% by the end of the year. Across the rest of the globe, however, they predict corporate earnings will surpass the U.S., with the potential for additional gains in 1997. In Europe, in particular, we're seeing a trend in corporate restructuring, including downsizing, outsourcing and spinoffs.

      As for economic growth in developing countries, Brazil has emerged as a dominant player in 1996, and we believe it has great potential for the coming years. In general, the spending power of the population in developing countries keeps growing. For the first time, a substantial number of individuals are buying consumer products, including motorcycles, TVs and cars.

      Additionally, there has been a turnaround in Japan. After a five-year recession, the Japanese economy recently began to recover, producing numerous investment opportunities. Furthermore, around the world, there has been a significant move toward capitalism. Right now, the wealth of the world is built on the combined spending power of 700 million people who control most of the world's assets. However, as the 4.5 billion people who live in developing countries become more capitalistic, we will undoubtedly see a chain reaction which may revitalize a number of industries that cater to these new consumers.

      Despite this pickup in global economic growth, inflation has remained low. Moreover, many European governments are now concentrating on balancing their budgets in anticipation of a European monetary union. So, it is reasonable to expect global interest rates to remain low into 1997. All these changes bode well for international stock markets and economies.

      Investing abroad involves greater risk, including political and economic uncertainties, currency rate fluctuations and liquidity restrictions, but over time we expect that the long-term returns will more than compensate for temporary risks. That said, we're confident that by diversifying your investments throughout the world, you should be well-positioned to participate in any economic environment.

      Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

November 21, 1996

3        Oppenheimer Quest Global Value Fund, Inc.

Q + A

[PHOTO]

Pierre Daviron
Richard Glasebrook
Portfolio Managers

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

Oppenheimer Quest Global Value Fund, Inc. performed moderately during the period. However, in spite of difficult markets in a few foreign countries, our extensive research process enabled us to find many investments with better-than-average performance that offered good opportunities.

WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN EVALUATING STOCKS?

We look for strong businesses with effective management priced at modest valuations. In determining what factors single out particular businesses, we look for three specific traits: profitability, growth and stability. Of the three, we feel the most important trait is profitability because companies that are highly profitable tend to have larger percentages of free cash flow. This excess cash can be put to use to benefit shareholders in a number of ways, such as paying down debt, buying back stock, paying dividends, buying other companies or investing in growth projects.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

In this Fund, we use a bottom-up approach to investing, selecting companies based on their individual merits rather than their country or sector. An example of a company that performed well during the period is a Swiss pharmaceutical firm that, through a recent merger, disposed of its non-core assets and strengthened its cost savings. We also benefited from our holdings in a company that designs and builds low-income housing in Mexico, specializing in homes that are both well-built and affordable. And, because the Mexican government owns the land and issues the mortgages, this company's risk level is very low.

      In addition, we continue to hold a large position in a German software producer that performed extremely well over the period. This company is known as one of the world leaders in client servers, a reputation strengthened by its strategic positioning. Of course it's important to keep in mind that while foreign investments offer attractive opportunities, they are subject to greater expenses and risks, such as adverse currency fluctuations.(1)

DID ANY INVESTMENTS OR MARKET FACTORS HURT THE FUND?

In the early part of this year, we increased our position in Japan, hoping to benefit as that country came out of a five-year recession. However, the Japanese market as a whole has been disappointing because of political and economic uncertainty regarding the strength of the economic recovery. We have since gradually reduced our Japanese holdings and started to rebuild our position with new, more profitable companies such as credit card businesses, automobile manufacturers, pharmaceutical companies and securities brokerage firms.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is very positive. We plan to continue our investment style of seeking companies that create value through a strong competitive edge, strategic repositioning and reinvestment of cash flow to benefit shareholders. We believe our time-tested approach of picking stocks by conducting original in-depth research to identify quality undervalued securities will continue to be instrumental for future success.

(1) The Fund's portfolio is subject to change.

4     Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF INVESTMENTS   November 30, 1996

                                                                                            FACE                 MARKET VALUE
                                                                                            AMOUNT               SEE NOTE 1
==============================================================================================================================
SHORT-TERM NOTES--6.0%
------------------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corp., 5.33%, 12/2/96 (Cost $14,682,675)                $14,685,000           $ 14,682,675

==============================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.0%
------------------------------------------------------------------------------------------------------------------------------
         MBL International Finance (Bermuda) Trust,
         3% Exchangeable Gtd. Nts., 11/30/02 (Cost $2,483,838)                                2,250,000              2,528,438

                                                                                            SHARES
==============================================================================================================================
COMMON STOCKS--93.3%
------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--10.9%
------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--6.4%
         Du Pont (E.I.) De Nemours & Co.                                                         65,000              6,126,250
         ---------------------------------------------------------------------------------------------------------------------
         Hercules, Inc.                                                                          80,000              3,880,000
         ---------------------------------------------------------------------------------------------------------------------
         Monsanto Co.                                                                            90,000              3,577,500
         ---------------------------------------------------------------------------------------------------------------------
         PT Tigaraksa Satria                                                                    224,000                351,045
         ---------------------------------------------------------------------------------------------------------------------
         SGL Carbon AG                                                                           14,400              1,779,968
                                                                                                                  ------------
                                                                                                                    15,714,763

------------------------------------------------------------------------------------------------------------------------------
METALS--2.4%
         Freeport-McMoRan Copper & Gold, Inc., Cl. B                                             80,000              2,520,000
         ---------------------------------------------------------------------------------------------------------------------
         Sumitomo Metal Industries                                                              400,000              1,065,026
         ---------------------------------------------------------------------------------------------------------------------
         Toho Titanium Co.(1)(2)                                                                 36,000                597,891
         ---------------------------------------------------------------------------------------------------------------------
         Western Mining Corp. Holdings Ltd.(2)                                                  268,000              1,702,453
                                                                                                                  ------------
                                                                                                                     5,885,370

------------------------------------------------------------------------------------------------------------------------------
PAPER--2.1%
         Aracruz Celulose SA, Sponsored ADR, Cl. B                                              157,700              1,222,175
         ---------------------------------------------------------------------------------------------------------------------
         AssiDoman AB                                                                            59,000              1,520,584
         ---------------------------------------------------------------------------------------------------------------------
         Champion International Corp.                                                            60,000              2,580,000
                                                                                                                  ------------
                                                                                                                     5,322,759

------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--15.3%
------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--2.9%
         Calsonic Corp.                                                                          57,000                386,678
         ---------------------------------------------------------------------------------------------------------------------
         Corporacion GEO, SA de CV, Series B(1)                                                 205,000              1,037,394
         ---------------------------------------------------------------------------------------------------------------------
         Honda Motor Co.                                                                         30,000                885,764
         ---------------------------------------------------------------------------------------------------------------------
         LucasVarity plc(1)                                                                     384,886              1,649,148
         ---------------------------------------------------------------------------------------------------------------------
         Michelin (CGDE), B Shares                                                               21,143              1,084,550
         ---------------------------------------------------------------------------------------------------------------------
         Mitsubishi Motors Corp.(2)                                                             140,000              1,096,133
         ---------------------------------------------------------------------------------------------------------------------
         Murakami Corp.                                                                          72,000                955,360
                                                                                                                  ------------
                                                                                                                     7,095,027

------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--3.1%
         AMR Corp.(1)                                                                            20,000              1,825,000
         ---------------------------------------------------------------------------------------------------------------------
         Amstrad plc                                                                            510,000              1,311,140
         ---------------------------------------------------------------------------------------------------------------------
         China Hong Kong Photo Products Holdings Ltd.                                         2,139,000                740,018
         ---------------------------------------------------------------------------------------------------------------------
         Flughafen Wien AG                                                                       12,300                562,448
         ---------------------------------------------------------------------------------------------------------------------
         Hagemeyer NV                                                                            16,216              1,287,259
         ---------------------------------------------------------------------------------------------------------------------
         Verenigd Bezit VNU                                                                      90,000              1,836,978
                                                                                                                  ------------
                                                                                                                     7,562,843


5  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                                  MARKET VALUE
                                                                                            SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
MEDIA--3.4%
         Benpres Holdings Corp., Sponsored GDR(1)                                               241,600           $  1,812,000
         ---------------------------------------------------------------------------------------------------------------------
         Singapore Press Holdings Ltd.                                                           87,000              1,643,935
         ---------------------------------------------------------------------------------------------------------------------
         Tele-Communications, Inc. (New), TCI Group, Series A(1)                                300,000              4,050,000
         ---------------------------------------------------------------------------------------------------------------------
         Thompson Corp.                                                                          35,000                788,209
                                                                                                                  ------------
                                                                                                                     8,294,144

------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--3.0%
         Bulgari SpA                                                                            100,000              1,851,583
         ---------------------------------------------------------------------------------------------------------------------
         Cia Tecidos Norte de Minas, Preference                                               3,050,000              1,048,131
         ---------------------------------------------------------------------------------------------------------------------
         Credit Saison Co. Ltd.(2)                                                               29,000                665,114
         ---------------------------------------------------------------------------------------------------------------------
         Siam Makro Public Co. Ltd.                                                             404,000              1,755,800
         ---------------------------------------------------------------------------------------------------------------------
         Yue Yuen Industrial Holdings Ltd.                                                    6,017,700              2,023,538
                                                                                                                  ------------
                                                                                                                     7,344,166

------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--2.9%
         adidas AG(2)                                                                            19,000              1,656,359
         ---------------------------------------------------------------------------------------------------------------------
         Dixons Group plc                                                                       230,098              2,213,481
         ---------------------------------------------------------------------------------------------------------------------
         Maruetsu, Inc.                                                                         122,000                890,878
         ---------------------------------------------------------------------------------------------------------------------
         Safeway plc                                                                            377,558              2,467,861
                                                                                                                  ------------
                                                                                                                     7,228,579

------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.0%
------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.9%
         Cho Sun Brewery Co. Ltd.(1)                                                              3,020                 80,150
         ---------------------------------------------------------------------------------------------------------------------
         Cia Cervejaria Brahma, Preference                                                    2,355,000              1,392,899
         ---------------------------------------------------------------------------------------------------------------------
         Mikuni Coca-Cola Bottling Ltd.                                                          53,000                707,908
                                                                                                                  ------------
                                                                                                                     2,180,957

------------------------------------------------------------------------------------------------------------------------------
FOOD--0.3%
         Bompreco Supermercados do Nordeste(1)                                                   50,000                868,750
------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.7%
         Ares-Serono Group, Cl. B                                                                 2,000              1,870,499
         ---------------------------------------------------------------------------------------------------------------------
         Astra AB Free, Series A                                                                 36,000              1,726,914
         ---------------------------------------------------------------------------------------------------------------------
         Eisai Co. Ltd.(2)                                                                       43,000                846,397
         ---------------------------------------------------------------------------------------------------------------------
         Gedeon Richter, GDR                                                                     20,500              1,127,500
         ---------------------------------------------------------------------------------------------------------------------
         OY Tamro AB                                                                            156,000              1,123,555
         ---------------------------------------------------------------------------------------------------------------------
         Sandoz AG                                                                                2,340              2,723,926
         ---------------------------------------------------------------------------------------------------------------------
         Sankyo Co. Ltd.                                                                         32,000                857,645
         ---------------------------------------------------------------------------------------------------------------------
         Schering AG(2)                                                                           7,000                572,439
         ---------------------------------------------------------------------------------------------------------------------
         Takeda Chemical Industries Ltd.                                                         45,000                881,810
                                                                                                                  ------------
                                                                                                                    11,730,685

------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--1.7%
         Becton, Dickinson & Co.                                                                 65,000              2,730,000
         ---------------------------------------------------------------------------------------------------------------------
         Gehe AG                                                                                 23,000              1,421,503
                                                                                                                  ------------
                                                                                                                     4,151,503

6  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                                  MARKET VALUE
                                                                                            SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.4%
         Antofagasta Holdings plc                                                               175,000           $  1,083,585
------------------------------------------------------------------------------------------------------------------------------
ENERGY--2.3%
------------------------------------------------------------------------------------------------------------------------------
         Novus Petroleum Ltd.                                                                   700,423              1,340,523
         ---------------------------------------------------------------------------------------------------------------------
         Repsol SA                                                                               49,000              1,814,324
         ---------------------------------------------------------------------------------------------------------------------
         Suncor, Inc.                                                                            18,000                786,688
         ---------------------------------------------------------------------------------------------------------------------
         Total SA, B Shares                                                                      22,868              1,828,954
                                                                                                                  ------------
                                                                                                                     5,770,489

------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--26.2%
------------------------------------------------------------------------------------------------------------------------------
BANKS--11.5%
         Citicorp                                                                               100,000             10,925,000
         ---------------------------------------------------------------------------------------------------------------------
         Corporacion Bancaria de Espana SA                                                       45,000              1,754,826
         ---------------------------------------------------------------------------------------------------------------------
         CS Holding AG                                                                           17,000              1,811,182
         ---------------------------------------------------------------------------------------------------------------------
         Daiwa Bank Ltd.(2)                                                                     317,000              1,838,488
         ---------------------------------------------------------------------------------------------------------------------
         Fokus Bank AS                                                                          240,000              1,496,427
         ---------------------------------------------------------------------------------------------------------------------
         Liechtenstein Global Trust AG                                                            2,400              1,208,914
         ---------------------------------------------------------------------------------------------------------------------
         Lloyds TSB Group plc                                                                   271,000              1,876,091
         ---------------------------------------------------------------------------------------------------------------------
         Wells Fargo & Co.                                                                       26,000              7,400,250
                                                                                                                  ------------
                                                                                                                    28,311,178

------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--9.5%
         American Express Co.                                                                    50,000              2,612,500
         ---------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corp.                                                        97,000             11,082,250
         ---------------------------------------------------------------------------------------------------------------------
         ING Groep NV                                                                            25,790                903,248
         ---------------------------------------------------------------------------------------------------------------------
         Manhattan Card Co. Ltd.                                                                262,000                135,540
         ---------------------------------------------------------------------------------------------------------------------
         Nichiei Co. Ltd.                                                                        10,000                702,109
         ---------------------------------------------------------------------------------------------------------------------
         Nikko Securities Co. Ltd.                                                               57,000                530,931
         ---------------------------------------------------------------------------------------------------------------------
         Nordbanken AB                                                                           46,000              1,302,039
         ---------------------------------------------------------------------------------------------------------------------
         Shohkoh Fund & Co.                                                                       6,000              1,318,102
         ---------------------------------------------------------------------------------------------------------------------
         Transamerica Corp.                                                                      61,000              4,841,875
                                                                                                                  ------------
                                                                                                                    23,428,594

------------------------------------------------------------------------------------------------------------------------------
INSURANCE--5.2%
         ACE Ltd.                                                                                42,500              2,459,688
         ---------------------------------------------------------------------------------------------------------------------
         AXA SA                                                                                  22,500              1,352,334
         ---------------------------------------------------------------------------------------------------------------------
         EXEL Ltd.                                                                              140,000              5,302,500
         ---------------------------------------------------------------------------------------------------------------------
         Fuji Fire & Marine Insurance Co. Ltd.(2)                                               160,000                708,611
         ---------------------------------------------------------------------------------------------------------------------
         Koelnische Rueckversicherungs AG                                                         2,675              2,044,833
         ---------------------------------------------------------------------------------------------------------------------
         Scor(2)                                                                                 30,000              1,059,809
                                                                                                                  ------------
                                                                                                                    12,927,775

------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--11.8%
------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%
         Inaba Denkisangyo Co.                                                                   28,000                622,495
         ---------------------------------------------------------------------------------------------------------------------
         Mitsubishi Electric Corp.                                                              195,000              1,122,363
         ---------------------------------------------------------------------------------------------------------------------
         Schneider SA                                                                            18,690                889,295
         ---------------------------------------------------------------------------------------------------------------------
         Siebe plc                                                                              120,000              1,911,512
                                                                                                                  ------------
                                                                                                                     4,545,665


7  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                                  MARKET VALUE
                                                                                            SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--2.0%
         Aoki Marine Co. Ltd.                                                                    72,000           $    392,267
         ---------------------------------------------------------------------------------------------------------------------
         Bridon plc                                                                             524,856                903,965
         ---------------------------------------------------------------------------------------------------------------------
         Holderbank Financiere Glarus AG                                                          2,100              1,517,362
         ---------------------------------------------------------------------------------------------------------------------
         Kinden Corp.                                                                            35,200                491,810
         ---------------------------------------------------------------------------------------------------------------------
         Kondor Wessels Groep NV                                                                 14,400                558,608
         ---------------------------------------------------------------------------------------------------------------------
         Maeda Corp.(2)                                                                          70,000                544,991
         ---------------------------------------------------------------------------------------------------------------------
         NBM-Amstelland NV                                                                       28,001                579,643
                                                                                                                  ------------
                                                                                                                     4,988,646

------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.6%
         Donnelley (R.R.) & Sons Co.                                                             80,000              2,680,000
         ---------------------------------------------------------------------------------------------------------------------
         Nagahori Corp.(2)                                                                       65,000                371,836
         ---------------------------------------------------------------------------------------------------------------------
         Toyo Corp.                                                                              77,000                791,652
                                                                                                                  ------------
                                                                                                                     3,843,488

------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--6.4%
         Aeon Credit Service Co. Ltd.                                                            12,000                682,249
         ---------------------------------------------------------------------------------------------------------------------
         Alfa SA, Cl. A                                                                         225,000              1,004,650
         ---------------------------------------------------------------------------------------------------------------------
         Atlas Copco AB, A Shares                                                               115,000              2,638,341
         ---------------------------------------------------------------------------------------------------------------------
         Cofinec SA, Sponsored GDR(1)                                                            14,000                374,500
         ---------------------------------------------------------------------------------------------------------------------
         IRO AB                                                                                  33,500                386,775
         ---------------------------------------------------------------------------------------------------------------------
         Japan Synthetic Rubber Co.                                                             109,000                726,028
         ---------------------------------------------------------------------------------------------------------------------
         Kalmar Industries                                                                       48,000                811,614
         ---------------------------------------------------------------------------------------------------------------------
         Schweizerische Industrie Gesellschaft Holding AG                                           350                843,878
         ---------------------------------------------------------------------------------------------------------------------
         Sodick Co.(1)                                                                          100,000                922,671
         ---------------------------------------------------------------------------------------------------------------------
         Tenneco, Inc.                                                                          120,000              6,120,000
         ---------------------------------------------------------------------------------------------------------------------
         Vidrala SA                                                                              23,000              1,403,089
                                                                                                                  ------------
                                                                                                                    15,913,795

------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.7%
------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--5.8%
         Lockheed Martin Corp.                                                                   35,000              3,171,875
         ---------------------------------------------------------------------------------------------------------------------
         McDonnell Douglas Corp.                                                                210,000             11,103,750
                                                                                                                  ------------
                                                                                                                    14,275,625

------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.0%
         Canon, Inc.                                                                            116,000              2,446,396
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--1.1%
         Konami Co. Ltd.(2)                                                                      23,000                786,204
         ---------------------------------------------------------------------------------------------------------------------
         SAP AG                                                                                  13,750              1,896,421
                                                                                                                  ------------
                                                                                                                     2,682,625

------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--8.2%
         ABB AB, A Shares                                                                        17,400              2,014,108
         ---------------------------------------------------------------------------------------------------------------------
         CAE, Inc.                                                                              170,000              1,305,581
         ---------------------------------------------------------------------------------------------------------------------
         Intel Corp.                                                                             60,000              7,612,500
         ---------------------------------------------------------------------------------------------------------------------
         Kyocera Corp.                                                                           40,000              2,572,934
         ---------------------------------------------------------------------------------------------------------------------
         Nokia AB                                                                                71,000              3,935,329
         ---------------------------------------------------------------------------------------------------------------------
         Omron Corp.                                                                             65,000              1,239,455
         ---------------------------------------------------------------------------------------------------------------------
         Rohm Co.                                                                                11,000                676,625
         ---------------------------------------------------------------------------------------------------------------------
         Unican Security Systems Ltd., Cl. B                                                     44,000                914,166
                                                                                                                  ------------
                                                                                                                    20,270,698

8  Oppenheimer Quest Global Value Fund, Inc.

                                                                                                                  MARKET VALUE
                                                                                            SHARES                SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--0.6%
         Korea Mobile Telecommunications Corp.                                                      290           $    290,826
         ---------------------------------------------------------------------------------------------------------------------
         SPT Telecom AS(1)                                                                       10,000              1,130,068
                                                                                                                  ------------
                                                                                                                     1,420,894

------------------------------------------------------------------------------------------------------------------------------
UTILITIES--2.1%
------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.2%
         Cie Generale des Eaux                                                                   10,808              1,332,727
         ---------------------------------------------------------------------------------------------------------------------
         Kyushu Electric Power Co.                                                               78,000              1,631,282
                                                                                                                  ------------
                                                                                                                     2,964,009

------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.9%
         Telecom Italia Mobile SpA                                                              830,000              1,106,725
         ---------------------------------------------------------------------------------------------------------------------
         Telecom Italia SpA                                                                     550,000              1,011,109
                                                                                                                  ------------
                                                                                                                     2,117,834
                                                                                                                  ------------
         Total Common Stocks (Cost $173,745,694)                                                                   230,370,842

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $190,912,207)                                                   100.3%           247,581,955
                                                                                            ------------          ------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                              (0.3)              (798,235)
                                                                                            ------------          ------------
NET ASSETS                                                                                        100.0%          $246,783,720
                                                                                            ============          ============


9  Oppenheimer Quest Global Value Fund, Inc.

------------------------------------------------------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                                                                                                MARKET VALUE    PERCENT
------------------------------------------------------------------------------------------------------------------------------
United States                                                                                          $117,283,612      47.4%
-----------------------------------------------------------------------------------------------------------------------------
Japan                                                                                                    30,956,106      12.5
-----------------------------------------------------------------------------------------------------------------------------
Great Britain                                                                                            13,416,783       5.4
-----------------------------------------------------------------------------------------------------------------------------
Sweden                                                                                                   10,400,375       4.2
-----------------------------------------------------------------------------------------------------------------------------
Switzerland                                                                                               9,975,759       4.0
-----------------------------------------------------------------------------------------------------------------------------
Germany                                                                                                   9,371,524       3.8
-----------------------------------------------------------------------------------------------------------------------------
France                                                                                                    7,922,169       3.2
-----------------------------------------------------------------------------------------------------------------------------
The Netherlands                                                                                           5,165,735       2.1
-----------------------------------------------------------------------------------------------------------------------------
Finland                                                                                                   5,058,884       2.0
-----------------------------------------------------------------------------------------------------------------------------
Spain                                                                                                     4,972,238       2.0
-----------------------------------------------------------------------------------------------------------------------------
Brazil                                                                                                    4,531,955       1.8
-----------------------------------------------------------------------------------------------------------------------------
Italy                                                                                                     3,969,417       1.6
-----------------------------------------------------------------------------------------------------------------------------
Canada                                                                                                    3,794,643       1.5
-----------------------------------------------------------------------------------------------------------------------------
Australia                                                                                                 3,042,976       1.2
-----------------------------------------------------------------------------------------------------------------------------
Hong Kong                                                                                                 2,899,096       1.2
-----------------------------------------------------------------------------------------------------------------------------
Supranational                                                                                             2,528,438       1.0
-----------------------------------------------------------------------------------------------------------------------------
Mexico                                                                                                    2,042,044       0.8
-----------------------------------------------------------------------------------------------------------------------------
Ecuador                                                                                                   1,812,000       0.7
-----------------------------------------------------------------------------------------------------------------------------
Thailand                                                                                                  1,755,800       0.7
-----------------------------------------------------------------------------------------------------------------------------
Singapore                                                                                                 1,643,938       0.7
-----------------------------------------------------------------------------------------------------------------------------
Norway                                                                                                    1,496,427       0.6
-----------------------------------------------------------------------------------------------------------------------------
Czech Republic                                                                                            1,130,068       0.5
-----------------------------------------------------------------------------------------------------------------------------
Hungary                                                                                                   1,127,500       0.5
-----------------------------------------------------------------------------------------------------------------------------
Austria                                                                                                     562,448       0.2
-----------------------------------------------------------------------------------------------------------------------------
Korea, Republic of (South)                                                                                  370,975       0.2
-----------------------------------------------------------------------------------------------------------------------------
Indonesia                                                                                                   351,045       0.2
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                                                  $247,581,955     100.0%
                                                                                                       ============    ======

1. Non-income producing security.

2. Loaned security--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


10  Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES   November 30, 1996

==============================================================================================================================
ASSETS
        Investments, at value (cost $190,912,207)--see accompanying statement                                     $247,581,955
        ----------------------------------------------------------------------------------------------------------------------
        Collateral for securities loaned--Note 6                                                                    11,244,569
        ----------------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                             1,036,427
        Shares of capital stock sold                                                                                   388,133
        Interest and dividends                                                                                         331,645
        ----------------------------------------------------------------------------------------------------------------------
        Other                                                                                                           44,487
                                                                                                                  ------------
        Total assets                                                                                               260,627,216

==============================================================================================================================
LIABILITIES
        Bank overdraft                                                                                                 243,086
        ----------------------------------------------------------------------------------------------------------------------
        Return of collateral for securities loaned--Note 6                                                          11,244,569
        ----------------------------------------------------------------------------------------------------------------------
        Unrealized depreciation on forward foreign currency exchange contracts--Note 5                                     445
        ----------------------------------------------------------------------------------------------------------------------
        Payables and other liabilities:
        Investments purchased                                                                                        1,833,630
        Shares of capital stock redeemed                                                                               272,950
        Distribution and service plan fees                                                                              99,332
        Shareholder reports                                                                                             90,556
        Transfer and shareholder servicing agent fees                                                                    6,057
        Directors' fees                                                                                                  5,098
        Other                                                                                                           47,773
                                                                                                                  ------------
        Total liabilities                                                                                           13,843,496

==============================================================================================================================
NET ASSETS                                                                                                        $246,783,720
                                                                                                                  ============

==============================================================================================================================
COMPOSITION OF
NET ASSETS
        Par value of shares of capital stock                                                                      $    150,214
        ----------------------------------------------------------------------------------------------------------------------
        Additional paid-in capital                                                                                 182,178,894
        ----------------------------------------------------------------------------------------------------------------------
        Overdistributed net investment income                                                                         (147,118)
        ----------------------------------------------------------------------------------------------------------------------
        Accumulated net realized gain on investment transactions                                                     7,941,027
        ----------------------------------------------------------------------------------------------------------------------
        Net unrealized appreciation on investments and translation of assets and liabilities
        denominated in foreign currencies                                                                           56,660,703
                                                                                                                  ------------
        Net assets                                                                                                $246,783,720
                                                                                                                  ============

==============================================================================================================================
NET ASSET VALUE
PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets of $191,999,854
        and 11,648,467 shares of capital stock outstanding)                                                             $16.48
        Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                 $17.49

        ----------------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $38,634,382 and 2,377,524 shares of capital stock outstanding)                                               $16.25

        ----------------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on net assets
        of $16,149,484 and 995,458 shares of capital stock outstanding)                                                 $16.22

        See accompanying Notes to Financial Statements.

11  Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF OPERATIONS   For the Year Ended November 30, 1996

============================================================================================================================
INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $268,593)                                                   $3,730,645
       ---------------------------------------------------------------------------------------------------------------------
       Interest (net of foreign withholding taxes of $410)                                                           720,147
       ---------------------------------------------------------------------------------------------------------------------
       Lending fees--Note 6                                                                                           57,587
                                                                                                                 -----------
       Total income                                                                                                4,508,379

============================================================================================================================
EXPENSES
       Management fees--Note 4                                                                                     1,591,600
       ---------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                       872,871
       Class B                                                                                                       272,933
       Class C                                                                                                       101,197
       ---------------------------------------------------------------------------------------------------------------------
       Administrative fees--Note 4                                                                                   540,533
       ---------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                   241,266
       ---------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                           192,410
       ---------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                         168,484
       ---------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                        79,212
       Class B                                                                                                        14,356
       Class C                                                                                                         5,728
       ---------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                        57,472
       ---------------------------------------------------------------------------------------------------------------------
       Directors' fees and expenses                                                                                   26,272
       ---------------------------------------------------------------------------------------------------------------------
       Other                                                                                                          33,540
                                                                                                                 -----------
       Total expenses                                                                                              4,197,874

============================================================================================================================
       NET INVESTMENT INCOME                                                                                         310,505

============================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                                 8,221,005
       Foreign currency transactions                                                                                (249,904)
                                                                                                                 -----------
       Net realized gain                                                                                           7,971,101

       ---------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                                26,311,881
       Translation of assets and liabilities denominated in foreign currencies                                    (1,804,682)
                                                                                                                 -----------
       Net change                                                                                                 24,507,199
                                                                                                                 -----------
       Net realized and unrealized gain                                                                           32,478,300

============================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $32,788,805
                                                                                                                 ===========

       See accompanying Notes to Financial Statements.

12     Oppenheimer Quest Global Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED NOVEMBER 30,
                                                                                                   1996              1995
===============================================================================================================================
OPERATIONS
       Net investment income                                                                      $   310,505      $  1,205,062
       ------------------------------------------------------------------------------------------------------------------------
       Net realized gain                                                                            7,971,101        15,002,765
       ------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                       24,507,199        14,748,932
                                                                                                 ------------      ------------
       Net increase in net assets resulting from operations                                        32,788,805        30,956,759

===============================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                     (1,335,495)               --
       Class B                                                                                        (79,285)               --
       Class C                                                                                        (18,174)               --
       ------------------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                                                    (12,615,414)      (12,831,716)
       Class B                                                                                     (1,413,588)         (896,679)
       Class C                                                                                       (405,576)         (212,761)

===============================================================================================================================
CAPITAL STOCK
TRANSACTIONS
       Net increase (decrease) in net assets resulting from capital stock transactions--Note 2:
       Class A                                                                                     17,211,738        (1,357,869)
       Class B                                                                                     18,976,456         5,163,787
       Class C                                                                                     10,628,255         1,497,862

===============================================================================================================================
NET ASSETS
       Total increase                                                                              63,737,722        22,319,383
       ------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                        183,045,998       160,726,615
                                                                                                 ------------      ------------
       End of period [including undistributed (overdistributed) net
       investment income of $(147,118) and $1,181,343, respectively]                             $246,783,720      $183,045,998
                                                                                                 ============      ============


       See accompanying Notes to Financial Statements.

13     Oppenheimer Quest Global Value Fund, Inc.

       FINANCIAL HIGHLIGHTS

                                                      CLASS A
                                                      ------------------------------------------------------------------
                                                      YEAR ENDED NOVEMBER 30,
                                                       1996          1995(2)        1994           1993        1992
========================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $  15.49      $  14.16       $  13.54       $  12.30     $  11.25
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .03           .11(3)         .01(3)        --(3)         .12(3)
Net realized and unrealized gain (loss)                    2.33          2.45           1.10           2.26          .93
                                                      ---------     ---------       --------       --------    ---------
Total income (loss) from investment operations             2.36          2.56           1.11           2.26         1.05

------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.13)           --             --           (.12)          --
Distributions from net realized gain                      (1.24)        (1.23)          (.49)          (.90)          --
                                                      ---------     ---------       --------       --------    ---------
Total dividends and distributions to shareholders         (1.37)        (1.23)          (.49)         (1.02)          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  16.48      $  15.49       $  14.16       $  13.54     $  12.30
                                                      =========     =========       ========       ========    =========

========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                       16.60%        19.75%          8.37%         19.72%        9.33

========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $192,000      $161,693       $148,044       $135,616     $111,207
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $174,838      $154,288       $148,461       $125,158     $125,786
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                               0.19%         0.77%          0.05%(5)       0.04%(5)     0.72%(5)
Expenses                                                   1.88%         1.88%          1.92%(5)       1.76%(5)     1.76%(5)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 47.8%         76.0%          70.0%          46.0%        62.0%
Average brokerage commission rate(8)                   $ 0.0045            --             --             --           --

       1. For the period from September 1, 1993 (inception of offering) to November 30, 1993.

       2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.

       3. Based on average shares outstanding for the period.

       4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


       5. During the periods noted above, the former Adviser voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets for Class A would have been 0.04% expenses to average net assets would have been (0.45)% and 2.51%, respectively, for Class B and (0.59)% and 2.66%, respectively, for Class C, for the year ended

14     Oppenheimer Quest Global Value Fund, Inc.

CLASS B                                               CLASS C
------------------------------------------------      ----------------------------------------------
YEAR ENDED NOVEMBER 30,                               YEAR ENDED NOVEMBER 30,
1996       1995(2)    1994           1993(1)          1996       1995(2)        1994        1993(1)
====================================================================================================

$ 15.30    $14.07     $  13.52       $13.75            $15.26     $14.06        $13.52        $13.75
----------------------------------------------------------------------------------------------------

     --      .02(3)       (.06)(3)     (.02)(3)          (.04)      --(3)         (.08)(3)      (.02)(3)
   2.26     2.44          1.10         (.21)             2.29       2.43          1.11          (.21)
-------    ------     --------       ------           -------     ------        -----        -------
   2.26     2.46          1.04         (.23)             2.25       2.43          1.03          (.23)

----------------------------------------------------------------------------------------------------

   (.07)       --           --          --               (.05)       --             --            --
  (1.24)    (1.23)        (.49)         --              (1.24)    (1.23)          (.49)           --
-------    ------     --------       ------           -------     ------         -----        ------
  (1.31)    (1.23)        (.49)         --              (1.29)    (1.23)          (.49)           --
----------------------------------------------------------------------------------------------------
$ 16.25     $15.30    $  14.07       $13.52            $16.22     $15.26        $14.06        $13.52
=======    =======    ========       ======           =======     ======        ======       =======

====================================================================================================
  16.03%    19.12%    $   7.84%       (1.67)%           16.04%     18.90%         7.77%        (1.67)%

====================================================================================================

$38,634     $16,980   $ 10,268       $1,676           $16,149     $4,373        $2,415          $244
----------------------------------------------------------------------------------------------------
$27,351     $13,908   $  5,982       $1,015           $10,152     $3,834        $1,150          $200
----------------------------------------------------------------------------------------------------

  (0.03)%   0.16%        (0.44)%(5)   (0.76)%(5)(6)     (0.07)%    0.03%        (0.59)%(5)     (0.69)%(5)(6)
   2.41%    2.47%         2.50%(5)     2.26%(5)(6)       2.43%     2.60%         2.66%(5)       2.26%(5)(6)
----------------------------------------------------------------------------------------------------
   47.8%    76.0%         70.0%        46.0%             47.8%     76.0%         70.0%          46.0%
$0.0045       --           --            --           $0.0045         --           --              --


       November 30, 1994, and (0.82)% and 2.32%, annualized, respectively, for Class B and (0.78)% and 2.35%, annualized, respectively, for Class C, for the period September 1, 1993 (inception of offering) to November 30, 1993.

       6. Annualized.

       7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended November 30, 1996 were $119,030,302 and $95,651,350, respectively.

       8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.

15     Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
        Oppenheimer Quest Global Value Fund, Inc. (the Fund), formerly named Quest for Value Global Equity Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation through the pursuit of a global investment strategy primarily involving equity securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        -----------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

        -----------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        -----------------------------------------------------------------------
        FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                          The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

        -----------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

16     Oppenheimer Quest Global Value Fund, Inc.

================================================================================

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

        -----------------------------------------------------------------------
        DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

        -----------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                        During the year ended November 30, 1996, the Fund adjusted the classification of net investment income and capital gain
        (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $43,892. Overdistributed net investment income was decreased by the same amount. In addition, to properly reflect foreign currency gain in the components of capital, $249,904 of foreign exchange loss determined according to U.S. federal income tax rules has been reclassified from accumulated net realized loss to overdistributed net investment income.

        -----------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. CAPITAL STOCK

        The Fund has authorized 100 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

                                                                   YEAR ENDED NOVEMBER 30, 1996     YEAR ENDED NOVEMBER 30, 1995
                                                                   ----------------------------     ----------------------------
                                                                   SHARES           AMOUNT          SHARES          AMOUNT
       -------------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                                         2,539,864       $38,385,735       2,425,486    $ 34,403,115
       Dividends and distributions reinvested                         950,833        13,558,877         954,313      12,377,445
       Redeemed                                                    (2,280,780)      (34,732,874)     (3,393,068)    (48,138,429)
                                                                   ----------       -----------      ----------     -----------
       Net increase (decrease)                                      1,209,917       $17,211,738         (13,269)    $(1,357,869)
                                                                   ==========       ===========      ==========     ===========

       -------------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                                         1,411,432       $21,229,261         516,524      $7,279,837
       Dividends and distributions reinvested                          99,401         1,404,541          64,705         832,752
       Redeemed                                                      (243,157)       (3,657,346)       (201,052)     (2,948,802)
                                                                   ----------       -----------      ----------     -----------
       Net increase                                                 1,267,676       $18,976,456         380,177      $5,163,787
                                                                   ==========       ===========      ==========     ===========

       ------------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                                           807,869       $12,121,286         204,655      $2,847,478
       Dividends and distributions reinvested                          29,254           412,482          16,393         210,815
       Redeemed                                                      (128,191)       (1,905,513)       (106,327)     (1,560,431)
                                                                   ----------       -----------      ----------     -----------
       Net increase                                                   708,932       $10,628,255         114,721      $1,497,862
                                                                   ==========       ===========      ==========     ===========

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At November 30, 1996, net unrealized appreciation on investments of $56,668,655 was composed of gross appreciation of $63,059,576, and gross depreciation of $6,390,921.

17     Oppenheimer Quest Global Value Fund, Inc.

===============================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $400 million of average annual net assets, 0.70% on the next $400 million and 0.65% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                The Manager pays OpCap Advisors (the Sub-Adviser) based on the fee schedule set forth in the Prospectus. For the period ended November 30, 1996, the Manager paid $820,179 to the Sub-Adviser. The administration fees are payable monthly to the Manager and are computed on the Fund's average daily net assets at the annual rate of 0.25%.

                For the year ended November 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $408,775, of which $201,003 was retained by OppenheimerFunds Distributor, Inc.
        (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $662,161 and $100,103, of which $15,072 and $2,973, respectively, was paid to an affiliated broker/dealer. During the year ended November 30, 1996, OFDI received contingent deferred sales charges of $57,426 and $2,235, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended November 30, 1996, the Fund paid OFS $213,105.

                The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended November 30, 1996, OFDI paid $2,212 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

                The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended November 30, 1996, OFDI retained $234,056 and $63,112, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At November 30, 1996, OFDI had incurred unreimbursed expenses of $505,284 for Class B and $115,873 for Class C.

18     Oppenheimer Quest Global Value Fund, Inc.

===============================================================================
5. FORWARD CONTRACTS

        A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations. Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

        At November 30, 1996, the Fund had outstanding forward contracts to purchase foreign currencies as follows:

                                                       CONTRACT AMOUNT      VALUATION AS OF       UNREALIZED
        CONTRACTS TO BUY          EXPIRATION DATE      (000S)               NOV. 30, 1996         DEPRECIATION
        ------------------------------------------------------------------------------------------------------
        Indonesian Rupiah (IDR)    12/5/96              815,222 IDR           $347,643            $445
                                                                              ========            =====

===============================================================================
6. SECURITIES LOANED

       The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the Fund pays State Street Bank and Trust Company 35% of the net income earned as a fee for administering the security lending program. The custodian is authorized to loan securities on behalf of the Fund, against receipt of cash collateral at least equal in value to the value of the securities loaned. The collateral is invested by the custodian in money market instruments approved by the Manager. As of November 30, 1996, the Fund had on loan securities valued at $10,674,624. Cash of $10,382,319 was received as collateral for the loans, and has been invested in the approved instruments identified below. U.S. Treasury Bonds valued at $862,250 were also received as collateral. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

                                                                                         VALUATION AS OF
       SECURITY                                                                          NOV. 30, 1996
       -------------------------------------------------------------------------------------------------
       Provident: Temp Fund                                                                 $  4,926,836
       -------------------------------------------------------------------------------------------------
       Seven Seas Series Prime Money Market Portfolio                                          2,229,763
       -------------------------------------------------------------------------------------------------
       Federated Treasury                                                                      1,877,557
       -------------------------------------------------------------------------------------------------
       Dreyfus Government Cash                                                                 1,254,670
       -------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds                                                                       862,250
       -------------------------------------------------------------------------------------------------
       Dreyfus Treasury                                                                           93,493
                                                                                             -----------
                                                                                             $11,244,569
                                                                                             ===========

19     Oppenheimer Quest Global Value Fund, Inc.

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
       To the Board of Directors and Shareholders of Oppenheimer Quest Global Value Fund, Inc.

       In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Global Value Fund, Inc. (the Fund), at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

       Price Waterhouse LLP

       Denver, Colorado
       December 20, 1996

20     Oppenheimer Quest Global Value Fund, Inc.

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================

       In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                Distributions of $1.36869, $1.30712 and $1.29316 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 27, 1995, of which, for each class of shares, $1.0821 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

               Dividends paid by the Fund during the fiscal year ended November 30, 1996 which are not designated as capital gain distributions should be multiplied by 36.54% to arrive at the net amount eligible for the corporate dividend-received deduction.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

21     Oppenheimer Quest Global Value Fund, Inc.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

================================================================================
OFFICERS AND DIRECTORS

       Bridget A. Macaskill, Chairman of the Board of Directors and President Paul Y. Clinton, Director
       Thomas W. Courtney, Director
       Lacy B. Herrmann, Director
       George Loft, Director
       Robert C. Doll, Jr., Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
SUB-ADVISER
       OpCap Advisors

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       State Street Bank and Trust Company

================================================================================
INDEPENDENT ACCOUNTANTS
       Price Waterhouse LLP

================================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       This is a copy of a report to shareholders of Oppenheimer Quest Global Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Global Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer Quest Global Value Fund, Inc.

OPPENHEIMERFUNDS FAMILY


================================================================================
       OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

            When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.

            At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

       =================================================================================================
       STOCK FUNDS      Developing Markets Fund              Growth Fund
                        Global Emerging Growth Fund          Global Fund
                        Enterprise Fund(2)                   Quest Global Value Fund
                        International Growth Fund            Disciplined Value Fund
                        Discovery Fund                       Oppenheimer Fund
                        Quest Small Cap Value Fund           Value Stock Fund
                        Gold & Special Minerals Fund         Quest Value Fund
                        Capital Appreciation Fund(3)

       =================================================================================================
       STOCK & BOND FUNDS
                        Equity Income Fund                   Main Street Income & Growth Fund
                        Quest Opportunity Value Fund         Disciplined Allocation Fund
                        Total Return Fund                    Asset Allocation Fund
                        Quest Growth & Income Value Fund     Strategic Income & Growth Fund
                        Global Growth & Income Fund          Bond Fund for Growth

       =================================================================================================
       BOND FUNDS       International Bond Fund              Bond Fund
                        High Yield Fund                      U.S. Government Trust
                        Champion Income Fund                 Limited-Term Government Fund
                        Strategic Income Fund

       =================================================================================================
       MUNICIPAL FUNDS  California Municipal Fund(4)         Insured Municipal Fund
                        Florida Municipal Fund(4)            Intermediate Municipal Fund
                        New Jersey Municipal Fund(4)
                        New York Municipal Fund(4)           Rochester Division
                        Pennsylvania Municipal Fund(4)       Rochester Fund Municipals
                        Municipal Bond Fund                  Limited Term New York Municipal Fund

       =================================================================================================
       MONEY MARKET FUNDS(5)
                        Money Market Fund                    Cash Reserves

       =================================================================================================
       LIFESPAN         Growth Fund                          Income Fund
                        Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. Available only to investors in certain states.

       5. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

       Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

23     Oppenheimer Quest Global Value Fund, Inc.

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

RA0254.001.1196     January 31, 1997

[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

          And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

          When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

          For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

          You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

          So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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